SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]     Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive proxy statement
[ ]     Definitive additional materials
[ ]     Soliciting material pursuant to Rule 14a-12


                         First Federal Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
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                              N/A
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                              N/A
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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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


                      [First Federal Bancshares, Inc. Logo]




                                 April 17, 2001




Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of First Federal Bancshares, Inc. We will hold the meeting at the Days Inn located at 200 Maine Street, Quincy, Illinois on May 22, 2001 at 2:00 p.m., local time. This will be the first annual meeting since First Federal Bank converted from the mutual to stock form of organization on September 27, 2000.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crowe, Chizek and Company, LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.


                                        Sincerely,

                                        /s/ James J. Stebor

                                        James J. Stebor
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         FIRST FEDERAL BANCSHARES, INC.
                              109 EAST DEPOT STREET
                           COLCHESTER, ILLINOIS 62326
                                 (309) 776-3225

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


       On May 22, 2001, First Federal Bancshares, Inc. will hold its annual meeting of stockholders at the Days Inn located at 200 Maine Street, Quincy, Illinois. The meeting will begin at 2:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

       1.     The election of two directors to serve for a term of three years;

       2. The approval of the First Federal Bancshares, Inc. 2001 Stock-Based Incentive Plan;

       3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and

       4.     Such other business that may properly come before the meeting.

       NOTE: The Board of Directors is not aware of any other business to come before the meeting.

       The Board of Directors set April 2, 2001 as the record date for the meeting. This means that owners of First Federal Bancshares common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

       Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Ronald A. Feld

                                        Ronald A. Feld
                                        CORPORATE SECRETARY


Colchester, Illinois
April 17, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         FIRST FEDERAL BANCSHARES, INC.

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                                 PROXY STATEMENT

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       This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Federal Bancshares, Inc. ("First Federal Bancshares" or the "Company") to be used at the annual meeting of stockholders of the Company. First Federal Bancshares is the holding company for First Federal Bank ("First Federal" or the "Bank"). The annual meeting will be held at the Days Inn located at 200 Maine Street, Quincy, Illinois on May 22, 2001 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about April 17, 2001.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

       You are entitled to vote your First Federal Bancshares common stock only if the records of the Company show that you held your shares as of the close of business on April 2, 2001. As of the close of business on April 2, 2001, a total of 2,242,500 shares of First Federal Bancshares common stock were outstanding. Each share of common stock has one vote. The Company's Certificate of Incorporation provides that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

       If you are a beneficial owner of First Federal Bancshares common stock held by a broker, bank or other nominee (I.E., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Federal Bancshares common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

       The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

       In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the approval of the

First Federal Bancshares, Inc. 2001 Stock-Based Incentive Plan and the ratification of the appointment of Crowe, Chizek and Company, LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The adoption of the plan and the ratification of Crowe, Chizek and Company LLP as independent auditors will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On these matters abstentions and broker non-votes will have no effect on the voting.

VOTING BY PROXY

       The Board of Directors of First Federal Bancshares is sending you this proxy statement for the purpose of requesting that you allow your shares of First Federal Bancshares common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Federal Bancshares common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE FIRST FEDERAL BANCSHARES, INC. 2001 STOCK-BASED INCENTIVE PLAN AND FOR RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS.

       If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Federal Bancshares common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

       You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

       If your First Federal Bancshares common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

PARTICIPANTS IN THE FIRST FEDERAL BANK ESOP

       If you participate in the First Federal Bank Employee Stock Ownership Plan (the "ESOP"), you will have received with this proxy statement a voting instruction form that reflects all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustee is May 15, 2001.

                                 STOCK OWNERSHIP

       The following table provides information as of April 2, 2001 about the persons known to First Federal Bancshares to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                        PERCENT OF
                                       NUMBER OF       COMMON STOCK
NAME AND ADDRESS                     SHARES OWNED      OUTSTANDING
----------------                     ------------      ------------

First Federal Bank...................  179,400(1)          8.0%
Employee Stock Ownership Plan
109 East Depot Street
Colchester, Illinois  62326

Wellington Management Company, LLP...  200,600(2)          8.9%
75 State Street
Boston, Massachusetts 02109

First Financial Fund, Inc............  170,000(3)          7.6%
Gateway Center Three
100 Mulberry Street
Newark, New Jersey

----------------------
(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. Subject to its fiduciary responsibility, the trustee will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which they have received voting instructions from participants. As of April 2, 2001, 8,970 shares had been allocated under the ESOP. The trustee of the ESOP is First Bankers Trust Company, N.A.
(2) Based on a Schedule 13G filed February 13, 2001. According to this filing, Wellington Management Company, LLP has no voting power over these shares and shares dispositive power over these shares with its advisory clients.
(3) Based on a Schedule 13G filed February 12, 2001. According to this filing, First Financial Fund, Inc. has sole voting power and shared dispositive power with respect to these shares. These shares are also shown as beneficially owned by Wellington Management Company LLP, which shares dispositive power over these shares.

       The following table provides information as of April 2, 2001 about the shares of Company common stock that may be considered to be beneficially owned by each nominee for director and by all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

                                                                   PERCENT OF
                                                 NUMBER OF        COMMON STOCK
NAME                                            SHARES OWNED     OUTSTANDING(1)
----                                            ------------     --------------

Franklin M. Hartzell.............................  17,500(2)           *
Murrel Hollis....................................  15,000(3)           *
Gerald L. Prunty.................................  15,000(4)           *
Dr. Stephan L. Roth..............................  13,000(5)           *
Eldon M. Snowden.................................   3,500              *
James J. Stebor..................................   5,537(6)           *
Richard D. Stephens..............................  15,000              *
All directors and executive officers
  as a group (12 persons)........................  99,109            4.4%

----------------------
*Does not exceed 1.0% of the Company's voting securities.
(1) Based on 2,242,500 shares of Company common stock outstanding and entitled to vote as of April 2, 2001.
(2)  Includes 2,500 shares held by Mr. Hartzell's spouse.
(3)  Includes 3,750 shares held by Mr. Hollis's spouse.
(4)  Includes 3,550 shares held in trust by Mr. Prunty's spouse.
(5)  Includes 3,000 shares held in trust by Dr. Roth's spouse.
(6) Includes 25 shares held by Mr. Stebor as custodian for his daughter and 512 shares allocated to Mr. Stebor's account under the ESOP as to which he has voting but not dispositive power.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

       The Company's Board of Directors consists of seven members. Six directors are independent and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term, or until their respective successors have been elected and qualified, are Dr. Stephan L. Roth and Richard D. Stephens, both of whom are currently directors of First Federal Bancshares and First Federal Bank.

       The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF BOTH NOMINEES.

       Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of December 31, 2000. The indicated period of service as a director includes the period of service as a director of First Federal.

                    BOARD NOMINEES FOR ELECTION OF DIRECTORS

       DR. STEPHAN L. ROTH is a retired family physician. Age 75. Director since 1976.

       RICHARD D. STEPHENS is a retired attorney serving as Of Counsel to the law firm of Flack, McRaven & Stephens in Macomb, Illinois. Age 73. Director since 1966.

                         DIRECTORS CONTINUING IN OFFICE

       THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2002:

       FRANKLIN M. HARTZELL is a partner in the law firm of Hartzell, Glidden, Tucker & Hartzell in Carthage, Illinois. Mr. Hartzell also serves as Director and Secretary of Pioneer Lumber Company, located in Dallas City, Illinois. Mr. Hartzell serves as Chairman of the Board of Directors of First Federal Bancshares. Age 77. Director since 1965.

       MURREL HOLLIS is a partner and funeral director of Martin-Hollis Funeral Home in Bushnell, Illinois. Age 59. Director since 1992.

       THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2003:

       GERALD L. PRUNTY served as President of First Federal Bank from 1969 until his retirement in 1994. Mr. Prunty serves as Chairman of the Board of Directors of First Federal. Age 72. Director since 1967.

       ELDON M. SNOWDEN is a retired General Manager and Chief Operating Officer of McDonough Telephone Cooperative. Age 81. Director since 1967.

       JAMES J. STEBOR has served as President and Chief Executive Officer of the Company since April 2000 and as President of First Federal since 1994. Mr. Stebor has been employed by First Federal since 1977. Age 51. Director since 1990.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

       The Company and First Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended December 31, 2000, the Board of Directors of the Company held four regular meetings and four special meetings and the Board of Directors of First Federal held ten regular meetings and five special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

       The Audit Committee, consisting of Gerald L. Prunty, Murrel Hollis and Eldon M. Snowden, meets periodically with independent accountants and management to review accounting, auditing, internal control structure and financial reporting matters. This committee met three times during the year ended December 31, 2000.

       The Compensation Committee, consisting of Dr. Stephan L. Roth, Richard D. Stephens, Murrell Hollis, Franklin M. Hartzell, Gerald L. Prunty and Eldon M. Snowden, is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. This committee met once during the year ended December 31, 2000.

       The Executive Committee, consisting of Franklin M. Hartzell, Gerald L. Prunty, Eldon M. Snowden and James J. Stebor, evaluates issues of major importance to the Company between regularly scheduled Board meetings and reviews and approves loan applications that do not require the approval of the full Board of Directors. Designated members of management sit on this committee for the purpose of reviewing and approving loan applications. This committee met 50 times during the year ended December 31, 2000.

       The Nominating Committee, consisting of Franklin M. Hartzell, Murrel Hollis, Gerald L. Prunty and Richard D. Stephens, selects annually the nominees for election as directors. This committee met once to select management's nominees for election as directors at this annual meeting. The Company's Bylaws provide for shareholder nominations of directors. See "STOCKHOLDER PROPOSALS AND NOMINATIONS."

DIRECTORS' COMPENSATION

       First Federal pays a fee of $700 to each of its directors for attendance at each regular board meeting. First Federal Bancshares pays an annual fee of $1,200 to each member of its Board of Directors plus the Chairman of the Board receives an additional annual fee of $5,000. In addition, First Federal Bancshares pays a fee of $50 to each member of the Audit Committee for each committee meeting attended and a fee of $25 to each member of the Executive Committee for each committee meeting attended.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

       The following information is furnished for Mr. Stebor. No other executive officer of First Federal Bancshares or First Federal received a salary and bonus of $100,000 or more during the ten months ended December 31, 2000.

                                          ANNUAL COMPENSATION
                                          -------------------
                                                                          OTHER ANNUAL       ALL OTHER
NAME AND POSITION                         YEAR(1)   SALARY(2)    BONUS   COMPENSATION(3)   COMPENSATION
-----------------                         -------   ---------    -----   ---------------   ------------
James J. Stebor.........................  2000(5)   $101,952    $11,000        $ --          $6,857(4)
 President and Chief Executive Officer    2000(6)    113,940     10,379          --              --

----------------------
(1) Compensation information for the fiscal year ended February 28, 1999 has been omitted as First Federal Bancshares was neither a public company nor a subsidiary of a public company at that time.
(2)   Includes board of directors and board committee fees.
(3) Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(4) Consists of employer contribution to the employee stock ownership plan of $6,857.
(5)   For the ten months ended December 31, 2000.
(6)   For the fiscal year ended February 29, 2000.

EMPLOYMENT AGREEMENTS

       EMPLOYMENT AGREEMENTS. Effective September 27, 2000, First Federal and First Federal Bancshares each entered into employment agreements with Mr. Stebor. The employment agreements provide for a three-year term. The term of the First Federal Bancshares employment agreement extends on a daily basis until written notice of non-renewal is given by the Board of Directors or Mr. Stebor. The term of the First Federal employment agreement is renewable on an annual basis. The employment agreements provide that Mr. Stebor's base salary will be reviewed annually. The current base salary under the employment agreements for Mr. Stebor is $130,000. In addition to the base salary, the employment agreements provide for, among other things, participation in stock and employee benefits plans and fringe benefits applicable to executive personnel. The employment agreements provide for termination by First Federal or First Federal Bancshares for cause, as defined in the employment agreements, at any time. If First Federal or First Federal Bancshares chooses to terminate Mr. Stebor's employment for reasons other than for cause, or if Mr. Stebor resigns from First Federal or First Federal Bancshares after specified circumstances that would constitute constructive termination, Mr. Stebor or, if Mr. Stebor dies, his beneficiary, would be entitled to receive an amount equal to the benefit plan base salary payments that would have been paid to Mr. Stebor for the remaining term of the employment agreement and the contributions that would have been made on Mr. Stebor's behalf to any employee benefit plans of First Federal and First Federal Bancshares during the remaining term of the employment agreement. First Federal and First Federal Bancshares would also continue to pay for Mr. Stebor's health and welfare benefit plan coverage for the remaining term of the employment agreement. Upon termination of Mr. Stebor's employment for reasons other than cause or a change in control, Mr. Stebor must adhere to a one-year non-competition agreement.

       Under the employment agreements, if, following a change in control of First Federal or First Federal Bancshares, Mr. Stebor's employment is involuntarily terminated or if Mr. Stebor voluntarily terminates his employment in connection with circumstances specified in the agreement, then Mr. Stebor or, if Mr. Stebor dies, his beneficiary, would be entitled to a severance payment equal to the greater of the payments and benefits that would have been paid for the remaining term of the agreement or three times the average of Mr. Stebor's five preceding taxable years' annual compensation. First Federal and First Federal Bancshares would also continue Mr. Stebor's health and welfare benefits coverage for thirty-six months. Even though both employment agreements provide for a severance payment if a change in control occurs, Mr. Stebor would not receive duplicate payments or benefits under the agreements. Under applicable law, an excise tax would be triggered by change in control-related payments that equal or exceed three times Mr. Stebor's average annual compensation over the five years preceding the change in control. The excise tax would equal 20% of the amount of the payment in excess of one times Mr. Stebor's average compensation over the preceding five-year period. In the event that payments related to a change in control of First Federal Bancshares are subject to this excise tax, First Federal Bancshares will provide Mr. Stebor with an additional amount sufficient to enable Mr. Stebor to retain the full value of his change in control benefits as if the excise tax had not applied.

       First Federal Bancshares guarantees the payments to Mr. Stebor under First Federal's employment agreement if they are not paid by First Federal. First Federal Bancshares will also make all payments due under the First Federal Bancshares' employment agreement. First Federal or First Federal Bancshares will pay or reimburse all reasonable costs and legal fees incurred by Mr. Stebor under any dispute or question of interpretation relating to the employment agreements, if Mr. Stebor is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that First Federal and First Federal Bancshares will indemnify Mr. Stebor to the fullest extent legally allowable for all expenses and liabilities he may incur in connection with any suit or proceeding in which he may be involved by reason of his having been a director or officer of First Federal Bancshares or First Federal.

       SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. First Federal maintains a supplemental executive retirement plan to provide for supplemental retirement benefits with respect to the employee stock ownership plan. The plan provides participating executives with benefits otherwise limited by other provisions of the Internal Revenue Code or the terms of the employee stock ownership plan loan. Specifically, the plan provides benefits to eligible individuals (those designated by the Board of Directors of First Federal or its affiliates) that cannot be provided under the employee stock ownership plan as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under the employee stock ownership plan but for such limitations. In addition to providing for benefits lost under tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the plan also provides supplemental benefits to designated individuals upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan. Generally, upon such an event, the supplemental executive retirement plan provides the individual with a benefit equal to what the individual would have received under the employee stock ownership plan had he or she remained employed throughout the term of the employee stock ownership plan loan less the benefits actually provided under the employee stock ownership plan on behalf of the individual. An individual's benefits under the supplemental executive retirement plan generally become payable upon the change in control of First Federal or First Federal Bancshares. The Board of Directors has designated Mr. Stebor as a participant in the supplemental executive retirement plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

       Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in First Federal Bancshares common stock during the year ended December 31, 2000.

                          TRANSACTIONS WITH MANAGEMENT

       Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. First Federal currently makes new loans and extensions of credit to First Federal's executive officers, directors and employees at different rates than those offered to the general public; however, First Federal does not give preference to any director or officer over any other employee, and such loans do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of First Federal's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the board of directors.

          PROPOSAL 2 -- APPROVAL OF THE FIRST FEDERAL BANCSHARES, INC.
                         2001 STOCK-BASED INCENTIVE PLAN

       The Board of Directors of the Company is presenting for stockholder approval the First Federal Bancshares, Inc. 2001 Stock-Based Incentive Plan, in the form attached to this proxy statement as Appendix A. The purpose of the plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors of the Company and the Bank with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the plan which is qualified in its entirety by the complete text of the plan.

GENERAL

       The plan authorizes both the grant of options to purchase common stock of the Company and awards of restricted shares of common stock. Subject to certain adjustments to prevent dilution of awards to participants, the number of shares of common stock reserved for awards under the plan is 313,950 shares, consisting of 224,250 shares reserved for options and 89,700 shares reserved for restricted stock awards. All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the plan. The plan will be administered by a committee (the "Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the plan. If authorized but unissued shares are used to satisfy restricted stock awards and the exercise of options granted under the plan, the number of outstanding shares will increase and will have a dilutive effect on the ownership interests of existing stockholders. The Company may establish a trust under which the trustee will purchase, with contributions from the Company or the Bank, previously issued shares to fund the Company's obligation for restricted stock awards. As of the date of this proxy statement, no awards have been granted under the plan.

TYPES OF AWARDS

       GENERAL. The plan authorizes the grant of awards in the form of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options"; and (3) grants of restricted shares of common stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

       OPTIONS. Subject to the terms of the plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any other form permitted by the Committee at its discretion. The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

       All options granted under the plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, will be eligible to receive non-statutory stock options.

       Unless the Committee determines otherwise, upon termination of an option holder's services for any reason other than death, disability, retirement, change in control or termination for cause, all then exercisable options will remain exercisable for three months following termination, or if sooner, the expiration of the term of the option. If an option holder dies or becomes disabled all unexercisable options will become exercisable and remain exercisable for one year, or if sooner, the expiration of the term of the option. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled. If an option holder retires, all unvested options will be canceled and all vested options will remain exercisable for one year following retirement. However, the Committee may permit all unvested stock options to continue to vest provided the option holder remains employed by the Company or the Bank as a consultant or advisor or continues to serve the Company or the Bank as a director, advisory director or director emeritus. Upon the occurrence of a change in control (except as otherwise provided by applicable law or regulation), all unexercisable options held by an option holder will become fully exercisable and remain exercisable for the term of the option. Incentive stock options exercised more than three months after an option holder has terminated service in connection with a change in control or retirement will be treated as non-statutory stock options for tax purposes.

       Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of stock options.

       RESTRICTED STOCK AWARDS. Subject to the terms of the plan and applicable regulation, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest or any other conditions which must be satisfied before vesting. Stock award recipients may also receive amounts equal to accumulated cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock. In addition, before vesting, recipients of restricted stock awards may also direct the voting of shares of common stock granted to them.

       Unless the Committee determines otherwise, upon termination of the services of a holder of a stock award for any reason other than death, disability or retirement, all the holder's rights in unvested restricted stock awards will be canceled. If the holder of the stock award dies or becomes disabled, all unvested restricted stock awards held by such individual will become fully vested. If the holder of a stock award retires, all unvested restricted stock awards held by such individual will be canceled. However, the Committee may permit all unvested stock awards to continue to vest provided the holder of a stock award remains employed by the Company or the Bank as a consultant or advisor or continues to serve the Company or the Bank as a director, advisory director or director emeritus. Upon the occurrence of a change in control, all unvested restricted stock awards held by a recipient will become immediately vested and any further restrictions shall lapse.

FEDERAL INCOME TAX TREATMENT

       OPTIONS. An option holder will generally not recognize taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as long-term capital gains. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

       In the case of the exercise of a non-statutory stock option, an option holder will recognize ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. If shares received through the exercise of an incentive stock option are disposed of before the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

       RESTRICTED STOCK AWARDS. A participant who has been awarded restricted stock under the plan and does not make an election under Section 83(b) of the Internal Revenue Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time over the amount paid, if any, therefor. Any dividend paid to the recipient on the restricted stock at or before such time will be ordinary compensation income to the recipient and deductible as such by the Company.

       A recipient of a restricted stock award who makes an election under
Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time over the amount paid, if any, therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

ALTERNATE OPTION PAYMENTS

       Subject to the terms of the plan, the Committee has discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the award agreement covering such options or may reserve its decision to the time of exercise. An option will not be considered exercised until payment in full is accepted by the Committee. Any shares of common stock tendered in payment of the exercise price of an option will be valued at the fair market value of the common stock on the date before the date of exercise.

AMENDMENTS

       Subject to certain restrictions contained in the plan, the Board of Directors or the Committee may amend the plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

ADJUSTMENTS

       If there is any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or if an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in case of an extraordinary dividend, the Committee may be required to obtain approval of the Office of Thrift Supervision before any such adjustment. All awards under the plan will be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

       Unless the Committee determines otherwise, awards under the plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, if the participant dies.

STOCKHOLDER APPROVAL, EFFECTIVE DATE OF PLAN AND REGULATORY COMPLIANCE

       The plan shall become effective on September 28, 2001, subject to prior approval of the plan by the Company's stockholders. The effective date has been delayed until September 28, 2001, to ensure compliance with federal regulations that would otherwise limit the terms of awards under the plan and, specifically, the circumstances in which the vesting of outstanding awards may be accelerated. Accordingly, assuming stockholder approval, the plan may not be implemented and no awards may be made before September 28, 2001. Implementation of the plan is subject to the regulations of the Office of Thrift Supervision. The Office of Thrift Supervision has not endorsed or approved the plan.

NEW PLAN BENEFITS

       As of the date of this proxy statement, no decisions have been made regarding the granting of any options or stock awards under the plan.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE FIRST FEDERAL BANCSHARES, INC. 2001 STOCK-BASED INCENTIVE PLAN.

               PROPOSAL 3 -- RATIFICATION OF INDEPENDENT AUDITORS

       Prior to fiscal year ended February 29, 2000, First Federal's consolidated financial statements were audited by Clifton Gunderson L.L.C. On December 22, 1999, First Federal dismissed the former accountant and engaged Crowe, Chizek and Company LLP, which continues as the independent auditors of First Federal. The decision to change auditors was approved by the Board of Directors on December 8, 1999.

       For the fiscal year ended February 28, 1999 and up to the date of the replacement of First Federal's former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The independent auditor's report on the consolidated financial statements for the fiscal year ended February 28, 1999 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

       The Board of Directors has appointed Crowe, Chizek and Company LLP to be the Company's independent auditors for the 2001 fiscal year, subject to ratification by stockholders. A representative of Crowe, Chizek and Company LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

       If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Board of Directors will consider other independent auditors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

AUDIT FEES

       The aggregate fees billed to the Company by Crowe, Chizek and Company LLP for the annual audit and for the review of the Company's Forms 10-QSB for the fiscal year 2000 totaled $28,500.

ALL OTHER FEES

       The aggregate fees billed to the Company by Crowe, Chizek and Company LLP for all other non-audit services, including fees for tax-related services, during fiscal year 2000 totaled $93,825.

       The Audit Committee believes that the provision of non-audit services by Crowe, Chizek and Company LLP are compatible with maintaining Crowe, Chizek and Company LLP's independence.

                          REPORT OF THE AUDIT COMMITTEE

       The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of First Federal Bancshares' independent auditors, accounting functions and internal controls. The Audit Committee is comprised of three directors, each of whom is independent under The Nasdaq Stock Market, Inc.'s listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix B.

       The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in First Federal Bancshares' Transition Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

       Members of the Audit Committee:

       Gerald L. Prunty
       Murrel Hollis
       Eldon M. Snowden

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

       The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than December 18, 2001. If next years annual meeting is held on a date more than 30 calendar days from May 22, 2002, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

       The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 nor more than 120 days prior to the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                  MISCELLANEOUS

       The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Federal Bancshares common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company has retained Georgeson Shareholder Communications Inc. to assist in soliciting proxies for a fee of $3,500 plus expenses.

       The Company's Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on April 2, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

       A COPY OF THE COMPANY'S TRANSITION REPORT FOR FORM 10-KSB, WITHOUT EXHIBITS, FOR THE TEN MONTHS ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON APRIL 2, 2001 UPON WRITTEN REQUEST TO CATHY D. PENDELL, CORPORATE SECRETARY, FIRST FEDERAL BANCSHARES, INC., 109 EAST DEPOT STREET, COLCHESTER, ILLINOIS 62326.

       Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Ronald A. Feld

                                        Ronald A. Feld
                                        CORPORATE SECRETARY

Colchester, Illinois
April 17, 2001

                                                                      APPENDIX A

                         FIRST FEDERAL BANCSHARES, INC.
                         2001 STOCK-BASED INCENTIVE PLAN

1.     DEFINITIONS.

(a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

(b)    "Bank" means First Federal Bank, Colchester, Illinois.

(c)    "Board of Directors" means the board of directors of the Holding Company.

(d) "Change in Control" of the Bank or the Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date of this Agreement (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board of Directors shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (or members who were nominated by the Incumbent Board), or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members (or members nominated by the Incumbent Board), shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods; or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made by a person other than the Holding Company for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

(e)    "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

(g) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

(h) "Disability" means any mental or physical condition, with respect to which an individual qualifies for and receives benefits under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the individual from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

(i) "Employee" means any person employed by the Holding Company or an affiliate. Directors who are also employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

(j)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(k) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to a Stock Option.

(l) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

       (i) If the Common Stock was traded on the date in question on the Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

       (ii) If the Common Stock was traded on a stock exchange for the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

       (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

       Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the WALL STREET JOURNAL. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

(m)    "Holding Company" means First Federal Bancshares, Inc.

(n) "Incentive Stock Option" means an option to purchase stock that is intended to meet the requirements of Section 422 of the Code.

(o) "Just Cause" means termination because of an individual's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any Affiliate.

(p) "Non-Statutory Stock Option" means an option to purchase stock that is not intended to be and is not identified as an Incentive Stock Option, or an option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but which does not meet the requirements of
       Section 422 of the Code.

(q) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

(r) "Plan" means this First Federal Bancshares, Inc. 2001 Stock-Based Incentive Plan.

(s) "Restricted Stock Award" means an award of restricted stock granted to an individual pursuant to Section 6 of the Plan.

(t) "Retirement" means a termination of employment (i) from the Holding Company or an Affiliate at an age and with employment service that would entitle the individual to a retirement benefit under the "early" or "normal" retirement age provisions of any tax-qualified retirement plan sponsored by the Holding Company or an Affiliate or (ii) under circumstances designated as Retirement by the Committee. "Retirement" with respect to an Outside Director means the termination of service from the Board of Directors of the Holding Company and any Affiliate following written notice to the Board of Directors of such Outside Director's intention to retire.

(u) "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

2.     PURPOSE.

The implementation of the Plan allows the Committee to grant Employees, Outside Directors and independent contractors of the Holding Company and its Affiliates certain forms of equity compensation. The Plan specifically provides the Committee the ability to grant Incentive Stock Options, Non-Statutory Stock Options and Restricted Stock Awards, subject to the limitations imposed by the terms of the Plan.

3.     ADMINISTRATION.

(a) The Committee shall administer the Plan. The Committee shall consist of two (2) or more disinterested directors of the Holding Company, whom the Board of Directors shall appoint. A member of the Board of Directors shall be deemed "disinterested" only if he satisfies requirements the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act. The Board of Directors may also appoint one or more separate committees, each composed of one or more directors of the Holding Company or an Affiliate, who need not be disinterested, that may make grants and administer the Plan with respect to individuals who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act.

(b)    The Committee shall:

       (i)    select the individuals who are to receive grants under the Plan;

       (ii) determine the type, number, vesting requirements and other features and conditions of grants made under the Plan;

       (iii)  interpret the Plan and Award Agreements (as defined below); and

       (iv)   make all other decisions related to the operation of the Plan.

       The Committee shall adopt any rules or guidelines that it deems appropriate to implement and administer the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

(c) The Committee shall document each grant under the Plan by a written notice ("Award Agreement"). Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the grant holder, and every grant holder, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be established in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

       (i)    the type of award granted;

       (ii)   the Exercise Price of any Stock Option;

       (iii)  the number of shares subject to the grant;

       (iv)   the expiration date of the grant;

       (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the grant; and

       (vi) the restrictions, if any, placed upon the grant or upon shares that may be issued upon exercise or vesting of the grant.

       The Chairman of the Committee and such other directors and officers as shall be designated by the Committee are authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to deliver them to the recipients of grants.

(d) The Committee may delegate all authority for the determination of forms of payment to be made or received by the Plan and for the execution of any Award Notice. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations made pursuant to the Plan.

4.     STOCK SUBJECT TO THE PLAN.

Subject to adjustment under Section 11 of the Plan, the number of shares reserved for grants under the plan is 313,950. Of this number, 224,250 shares are reserved for purchase pursuant to the exercise of Stock Options (Incentive Stock Options and Non-Statutory Stock Options) granted under the Plan and 89,700 shares are reserved for grants of Restricted Stock Awards. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Holding Company. The shares underlying grants under the Plan will be unavailable for any other use, including future grants under the Plan, except that, to the extent the grants terminate, expire or are forfeited without vesting or without having been exercised, new grants of a similar kind may be granted with respect to these shares.

5.     STOCK OPTIONS.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant options to purchase Common Stock. The Committee may grant Non-Statutory Stock Options and/or Incentive Stock Options, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(a) EXERCISE PRICE. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(b) TERMS OF STOCK OPTIONS. In no event may an individual exercise a Stock Option, in whole or in part, more than ten (10) years from the date of grant.

(c) NON-TRANSFERABILITY. An individual may not transfer, assign, hypothecate, or dispose of a Stock Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 5(c), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

       (i) to a revocable inter vivos trust, as to which an individual is both settlor and trustee; or

       (ii) for no consideration to: (1) any member of the individual's Immediate Family; (2) a trust solely for the benefit of members of the individual's Immediate Family; (3) any partnership whose only partners are members of the individual's Immediate Family; or (4) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

       For purposes of this Section 5(c), "Immediate Family" includes, but is not necessarily limited to, an individual's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 5(c) shall be construed to require the Committee to approve the transfer or assignment of any Non-Statutory Stock Option, in whole or in part. Receipt of the Committee's approval to transfer or assign a Non-Statutory Stock Option, in whole or in part, does not mean that the Committee must approve a transfer or assignment of any other Non-Statutory Stock Option, or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all terms and conditions applicable to the Option immediately prior to transfer or assignment, and shall remain subject to any other conditions proscribed by the Committee with respect to the Stock Option.

(d) SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. Notwithstanding foregoing provisions, the following rules shall apply to the grant of Incentive Stock Options:

       (i)    If an Employee owns or is treated as owning, for purposes of
              Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Holding Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

       (ii) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

       (iii) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Holding Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Options in excess of the limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

       (iv) Each Award Notice for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(e) ACCELERATION UPON A CHANGE IN CONTROL. Upon a Change in Control, all Stock Options held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the Stock Option term.

(f) TERMINATION OF EMPLOYMENT OR OTHER SERVICE. The following rules apply upon the termination of an individual's employment or other service:

       (i) IN GENERAL. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Just Cause, the individual may exercise only those Stock Options that were immediately exercisable by the individual at the date of termination and only for a period of three (3) months from the date of termination or, if sooner, until the expiration of the Stock Option term.

       (ii) RETIREMENT. Unless the Committee determines otherwise, upon an individual's Retirement, the individual may exercise only those Stock Options that were immediately exercisable by the individual at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the Stock Option term.

       (iii) DISABILITY OR DEATH. Unless the Committee determines otherwise, upon termination of an individual's employment or service due to Disability or death, all Non-Statutory Stock Options shall become immediately exercisable and shall remain exercisable for a period of one (1) year from the date of termination or, if sooner, until the expiration of the Stock Option term.

       (iv) JUST CAUSE. Unless the Committee determines otherwise, upon termination of employment or service for Just Cause, all rights related to the individual's Stock Options shall expire immediately upon the effective date of the termination.

6.     RESTRICTED STOCK AWARDS.

The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a) GRANTS OF STOCK. Restricted Stock Award grants may only be made in whole shares of Common Stock.

(b) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

       (i) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

       (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Restricted Stock Award grant is not transferable and may be earned in his or her lifetime only by the individual to whom it is granted. Upon the death of an individual, a Restricted Stock Award grant is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

       (iii) If a recipient of Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(c) ACCELERATION OF VESTING UPON A CHANGE IN CONTROL. Upon a Change in Control, all Restricted Stock Awards held by an individual as of the date of the Change in Control shall immediately become vested and any further restrictions shall lapse.

(d) TERMINATION OF EMPLOYMENT OR SERVICE. The following rules will govern the treatment of a Restricted Stock Award upon the termination of an individual's termination of employment or other service:

       (i) IN GENERAL. Unless the Committee determines otherwise, upon the termination of an individual's employment or service for any reason other than Retirement, Disability or death or Just Cause, any Restricted Stock Award in which the individual has not become vested as of the date of such termination shall be forfeited and any rights the individual had to such Restricted Stock Award shall become null and void.

       (ii) RETIREMENT. Unless the Committee determines otherwise, upon an individual's Retirement, any Restricted Stock Award in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the individual had to such unvested Restricted Stock Awards shall become null and void.

       (iii) DISABILITY OR DEATH. Unless otherwise determined by the Committee, in the event of a termination of the individual's service due to Disability or death all unvested Restricted Stock Awards held by such Participant shall immediately vest as of the date of such termination.

       (iv) JUST CAUSE. Unless otherwise determined by the Committee, in the event of the individual's termination for Just Cause, all Restricted Stock Awards in which the individual had not become vested as of the effective date of such termination shall be forfeited and any rights such individual had to such unvested Restricted Stock Awards shall become null and void.

(e) ISSUANCE OF CERTIFICATES. Unless otherwise held in trust and registered in the name of the trustee of the trust, reasonably promptly after the date of grant with respect to shares of Common Stock pursuant to a Restricted Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the individual to whom the Restricted Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

              "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the First Federal Bancshares, Inc. 2001 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and First Federal Bancshares, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of First Federal Bancshares, Inc., 109 East Depot Street, Colchester, Illinois 62326.

       This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6(e) shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

(f) TREATMENT OF DIVIDENDS. Whenever shares of Common Stock underlying a Restricted Stock Award are distributed to an individual or beneficiary thereof under the Plan (or at such other time as the Committee may determine with respect to an individual), the recipient or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or other distributions and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends or other distributions falls between the date the relevant Restricted Stock Award was granted and the date the relevant Restricted Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the trust with respect to any dividends paid out on the shares related to the Restricted Stock Award.

(g) VOTING OF RESTRICTED STOCK AWARDS. After a Restricted Stock Award has been granted but for which the shares covered by such Restricted Stock Award have not yet been vested, earned and distributed to the individual pursuant to the Plan, the individual shall be entitled to vote or to direct the trustee to vote, as the case may be, such shares of Common Stock which the Restricted Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the trust agreement.

(h) PAYMENT. Payment due to a Participant upon the redemption of a Restricted Stock Award shall be made in the form of shares of Common Stock.

7.     DEFERRED PAYMENTS.

The Committee, in its discretion, may permit an individual to elect to defer the receipt of all or any part of any payment under the Plan or the Committee may determine to defer receipt, by some or all individuals, of all or a portion of any payment. The Committee shall determine the terms and conditions of any permitted deferral, including the period of deferral, the manner of deferral and the method used to measure appreciation on deferred amounts until paid.

8.     METHOD OF EXERCISING STOCK OPTIONS.

Subject to any applicable Award Agreement, an individual may exercise any Stock Option, in whole or in part, at such time or times as the Committee specifies in the applicable Award Agreement. The individual may make payment of the Exercise Price in such form or forms as the Committee specifies in the Award Agreement, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Stock Options) having a Fair Market Value equal to the total Exercise Price on the day immediately preceding the exercise date. The Committee may also allow payment by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualified broker- dealer, as the Committee specifies in the applicable Award Agreement.

9.     RIGHTS OF INDIVIDUALS.

No individual shall have any rights as a shareholder with respect to any shares of Common Stock covered by a grant under this Plan until the date of issuance of a stock certificate for such Common Stock. Nothing contained in this Plan or in any Option Notice confers on any person the right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate an individual's services.

10.    DESIGNATION OF BENEFICIARY.

With the Committee's consent, an individual may designate a person or persons to receive, upon the individual's death, any award to which the individual would then be entitled. This designation shall be made upon forms supplied by and delivered to the Holding Company and it may be revoked in writing. If an individual fails to effectively designate a beneficiary, the individual's estate shall be deemed to be the beneficiary for purposes of the Plan.

11.    DILUTION AND OTHER ADJUSTMENTS.

In the event of any change in the outstanding shares of Common Stock, by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or any other increase or decrease in such shares, without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make adjustments to previously granted Options, to prevent dilution, diminution, or enlargement of the rights of individuals, including any or all of the following:

       (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future awards under the Plan;

       (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities that underlie awards already made under the Plan; and

       (c)    adjustments in the Exercise Price of outstanding Stock Options.

The Committee, however, shall not make adjustments that materially change the value of benefits available to an individual under a previously granted award. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 11 shall be subject to any required regulatory approval.

12.    TAXES.

(a) Under this Plan, whenever cash or shares of Common Stock are to be delivered, the Committee is entitled to require as a condition of delivery that:

       (i) the individual remit an amount sufficient to satisfy all related federal, state, and local withholding tax requirements;

       (ii) the withholding of such sums may come from compensation otherwise due to the individual or from shares of Common Stock due to the individual under this Plan; or

       (iii) any combination of (i) and (ii), above; PROVIDED, HOWEVER, that no amount shall be withheld from any cash payment or shares of Common Stock related to an award transferred by the individual in accordance with this Plan.

(b) If any disqualifying disposition, as described in Section 5(d)(iv), is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted in accordance with this Plan, or any transfer described in Section 5(c) is made, or any election described in Section 13 is made, the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes incurred. In lieu of or in addition to the foregoing, however, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the individual, or, except in the case of any transfer pursuant to Section 5(c), from any shares of Common Stock due to the individual under this Plan.

13.    NOTIFICATION UNDER SECTION 83(b).

The Committee may, on the date of grant or at a later date, prohibit an individual from making the election described below. If the Committee has not prohibited an individual from making this election, and the individual shall, in connection with any award, make the election permitted under Section 83(b) of the Code, the individual shall notify the Committee of the election within ten
(10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Section 83(b) of the Code.

14.    AMENDMENT OF THE PLAN AND AWARD AGREEMENTS.

(a) Except as provided in paragraph (c) of this Section 14, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; PROVIDED, HOWEVER, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation, or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring shareholder ratification or approval. Other provisions of this Plan shall remain in full force and effect. No termination, modification, or amendment of this Plan may adversely affect the rights of an individual under an outstanding award without the written permission of the affected individual.

(b) Except as provided in paragraph (c) of this Section 14, the Committee may amend any Award Agreement, prospectively or retroactively; PROVIDED, HOWEVER, that no amendment shall adversely affect the rights of an individual under an outstanding Award Agreement without the written consent of the affected individual.

(c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that effectively:

       (i) Allows any Stock Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the date of grant, or

       (ii) Allows the Exercise Price of any Option previously granted under the Plan to be reduced after the date of grant (except as provided for pursuant to Section 11 of the Plan).

(d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such award or right, be eligible for such accounting treatment, the Committee may, in its discretion, modify, adjust, eliminate or terminate the award or right, to preserve the availability of pooling of interest accounting.

15.    EFFECTIVE DATE AND TERMINATION OF THE PLAN.

The Plan shall become effective on September 28, 2001, but only if, prior to such date, the Plan is approved by the Holding Company's stockholders. The Plan will be so approved if at an annual or special meeting of stockholders held prior to such date a quorum is present and the votes of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote on such matter shall be cast in favor of its approval. The right to grant Stock Options and Restricted Stock Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Plan becomes effective; or (ii) the issuance of a number of shares of Common Stock pursuant to grants under the Plan equal to the number of shares reserved under the Plan. The Board of Directors may suspend or terminate the Plan at any time; PROVIDED, HOWEVER, that no such action may adversely affect an individual's vested rights under a previously granted award, without the consent of the affected individual.

16.    APPLICABLE LAW.

The Plan and all actions taken or omitted which related to this Plan will be governed by the laws of Delaware to the extent not pre-empted by federal law.

17.    TREATMENT OF AWARDS BY THE SUCCESSOR UPON A CHANGE IN CONTROL.

In the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all awards held by individuals at the date of the Change in Control:

(a) Assume the awards with the same terms and conditions as granted to the individual under this Plan;

(b) Replace the awards with comparable awards, subject to the same or more favorable terms and conditions as the awards granted to the individual under this Plan, whereby the individual will be granted common stock or the option to purchase common stock of the successor entity; or

(c)    Replace the awards with an immediate cash payment of equivalent value.

                                                                      APPENDIX B

                         FIRST FEDERAL BANCSHARES, INC.
                            CHARTER - AUDIT COMMITTEE


                                MISSION STATEMENT

       The committee's role is to assist the board of directors in overseeing all material aspects of First Federal Bancshares' (the "Company") financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                                  ORGANIZATION

       COMMITTEE COMPOSITION. The committee shall consist of at least two board members, a majority of whom shall be independent of management and the Company. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

       MEETINGS. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

       EXTERNAL RESOURCES. The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

                           ROLES AND RESPONSIBILITIES

COMMUNICATION WITH THE BOARD OF DIRECTORS AND MANAGEMENT

       * The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, the external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

       * The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, and the review of the independence of its accountants.

       * The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board.

       * The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

REVIEW OF THE EXTERNAL AUDIT

       * The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

       * The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

       * The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions on concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

       * The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

       * The committee shall review any important recommendations on financial reporting, controls, other matters, and management's response.

       * If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

REPORTING TO STOCKHOLDERS

       * The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

       * The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

       * The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

       * The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61;
              (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (iv) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-KSB.

       * The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

REGULATORY EXAMINATIONS

       * The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

COMMITTEE SELF ASSESSMENT AND EDUCATION

       * The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others.

       * The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

                         FIRST FEDERAL BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 22, 2001
                              2:00 P.M., LOCAL TIME

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints the official proxy committee of First Federal Bancshares, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on May 22, 2001, at 2:00 p.m., local time, at the Days Inn, 200 Maine Street, Quincy, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

       1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

              Dr. Stephan L. Roth and Richard D. Stephens

                                                                FOR ALL
              FOR                    VOTE WITHHELD              EXCEPT
              ---                    -------------              ------

              [ ]                         [ ]                     [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

       2. The approval of the First Federal Bancshares, Inc. 2001 Stock-Based Incentive Plan.

              FOR                       AGAINST                 ABSTAIN
              ---                       -------                 -------

              [ ]                         [ ]                     [ ]


       3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of First Federal Bancshares, Inc. for the fiscal year ending December 31, 2001.

              FOR                       AGAINST                 ABSTAIN
              ---                       -------                 -------

              [ ]                         [ ]                     [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ONLY IF SIGNED AND DATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.


                                        Dated:__________________________________



                                        ________________________________________
                                        SIGNATURE OF STOCKHOLDER


                                        ________________________________________
                                        SIGNATURE OF CO-HOLDER (IF ANY)


       The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement for the Annual Meeting and of an Annual Report to Stockholders.

       Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Name:_____________________
Shares:___________________

                             VOTE AUTHORIZATION FORM

         I understand that First Bankers Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of First Federal Bancshares, Inc. (the "Company") common stock attributed to me under the First Federal Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 22, 2001.

         Accordingly, you are to vote my shares as follows:

1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

                  Dr. Stephan L. Roth and Richard D. Stephens

                                                             FOR ALL
                  FOR              VOTE WITHHELD             EXCEPT
                  ---              -------------             ------

                  [ ]                   [ ]                    [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

2. The approval of the First Federal Bancshares, Inc. 2001 Stock-Based Incentive Plan.

                  FOR                 AGAINST               ABSTAIN
                  ---                 -------               -------

                  [ ]                   [ ]                    [ ]


3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of First Federal Bancshares, Inc. for the fiscal year ending December 31, 2001.

                  FOR                 AGAINST               ABSTAIN
                  ---                 -------               -------

                  [ ]                   [ ]                    [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

The ESOP Trustee is hereby authorized to vote any shares attributable to me in its trust capacity as indicated above.


         Date_____________________       Signature______________________________

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN MAY 15, 2001.

                          First Federal Bank Letterhead


Dear ESOP Participant:

         On behalf of the Board of Directors, I am forwarding to you the attached vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "ESOP Trustee") on the proposals presented at the Annual Meeting of Stockholders of First Federal Bancshares, Inc. (the "Company") on May 22, 2001. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and a First Federal Bancshares, Inc. Annual Report to Stockholders.

         As of the Record Date, April 2, 2001, the First Federal Bank Employee Stock Ownership Plan (the "ESOP") Trust held 179,400 shares of Company common stock, of which 8,970 shares had been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the ESOP participants; provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares of Company common stock in the ESOP Trust and the allocated shares of Company common stock for which instructions are not timely provided will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

         In order to direct the voting of the shares allocated to your account under the ESOP, please complete and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than MAY 15, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or First Federal Bank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock in the ESOP Trust.

                                        Sincerely,

                                        /s/ James J. Stebor

                                        James J. Stebor
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER